                                                                    Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 2003 and with respect to the performance of the Trust during the month of February, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

         A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

                1  The amount of the current monthly distribution in respect of
                   Class A Monthly Principal                                                                    $             0.00
                                                                                                                ------------------

                2  The amount of the current monthly distribution in respect of
                   Class B Monthly Principal                                                                    $             0.00
                                                                                                                ------------------

                3  The amount of the current monthly distribution in respect of
                   Collateral Monthly Principal                                                                 $             0.00
                                                                                                                ------------------

                4  The amount of the current monthly distribution in respect of
                   Class A Monthly Interest                                                                     $             1.11
                                                                                                                ------------------

                5  The amount of the current monthly distribution in respect of
                   Class A Additional Interest                                                                  $             0.00
                                                                                                                ------------------

                6  The amount of the current monthly distribution in respect of
                   Class B Monthly Interest                                                                     $             1.38
                                                                                                                ------------------

                7  The amount of the current monthly distribution in respect of
                   Class B Additional Interest                                                                  $             0.00
                                                                                                                ------------------

                8  The amount of the current monthly distribution in respect of
                   Collateral Minimum Monthly Interest                                                          $             1.75
                                                                                                                ------------------

                9  The amount of the current monthly distribution in respect of
                   any accrued and unpaid Collateral Minimum Monthly Interest                                   $             0.00
                                                                                                                ------------------

         B. Information Regarding the Performance of the Trust

                1  Collection of Principal Receivables

                   (a)  Available Principal Collections                                                         $    67,167,308.91
                                                                                                                ------------------

                   (b)  Class A Investor Default Amount treated as Available Principal Collection               $     1,043,906.57
                                                                                                                ------------------

                   (c)  Class B Investor Default Amount treated as Available Principal Collection               $        71,582.17
                                                                                                                ------------------

                   (d)  Excess Spread treated as Available Principal Collection                                 $        77,547.35
                                                                                                                ------------------

                                  February 2003

                2  Principal Receivables in the Trust

                   (a)  The aggregate amount of Principal Receivables in the Trust as of the
                        end of the day on the last day of the related Monthly Period                          $ 1,653,464,033.59
                                                                                                              ------------------

                   (b)  The amount of Principal Receivables in the Trust represented by the
                        Invested Amount of Series 2002-1 as of the end of the day on the last
                        day of the related Monthly Period                                                     $   422,482,705.09
                                                                                                              ------------------

                   (c)  The amount of Principal Receivables in the Trust represented by the
                        Adjusted Invested Amount of Series 2002-1 as of the end
                        of the day on the last day of the related Monthly Period
                                                                                                              $   422,482,705.09
                                                                                                              ------------------

                   (d)  The amount of Principal Receivables in the Trust represented by the
                        Class A Invested Amount as of the end of the day on the last day of
                        the related Monthly Period                                                            $   369,672,366.96
                                                                                                              ------------------

                   (e)  The amount of Principal Receivables in the Trust represented by the
                        Class A Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $   369,672,366.96
                                                                                                              ------------------

                   (f)  The amount of Principal Receivables in the Trust represented by the
                        Class B Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $    25,348,962.31
                                                                                                              ------------------

                   (g)  The amount of Principal Receivables in the Trust represented by the
                        Class B Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $    25,348,962.31
                                                                                                              ------------------

                   (h)  The amount of Principal Receivables in the Trust represented by the
                        Collateral Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $    27,461,375.83
                                                                                                              ------------------

                   (i)  The amount of Principal Receivables in the Trust represented by the
                        Collateral Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $    27,461,375.83
                                                                                                              ------------------

                   (j)  The Floating Allocation Percentage with respect to the related Monthly Period
                                                                                                                           25.55%
                                                                                                              ------------------

                   (k)  The Class A Floating Percentage with respect to ther elated Monthly Period
                                                                                                                           87.50%
                                                                                                              ------------------

                   (l)  The Class B Floating Percentage with respect to the related Monthly Period
                                                                                                                            6.00%
                                                                                                              ------------------

                   (m)  The Collateral Floating Percentage with respect to the related Monthly Period
                                                                                                                            6.50%
                                                                                                              ------------------

                   (n)  The Principal Allocation Percentage with respect to the related Monthly Period
                                                                                                                           25.55%
                                                                                                              ------------------

                   (o)  The Class A Principal Percentage with respect to the related Monthly Period
                                                                                                                           87.50%
                                                                                                              ------------------

                   (p)  The Class B Principal Percentage with respect to the related Monthly Period
                                                                                                                            6.00%
                                                                                                              ------------------

                   (q)  The Collateral Principal Percentage with respect to the related Monthly Period
                                                                                                                            6.50%
                                                                                                              ------------------

                                  February 2003

                3  Delinquent Balances

                   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                    Aggregate       Percentage
                                                     Account         of Total
                                                     Balance        Receivables
                                                 --------------   --------------
               (a)      30 --  59 days:          $26,065,883.55            1.58%
               (b)      60 --  89 days:          $16,706,894.77            1.01%
               (c)      90+ days:                $17,015,981.62            1.03%
                                                 --------------   --------------
                        Total:                   $59,788,759.94            3.62%
                                                 ==============   ==============


                4  Investor Default Amount

                   (a)  The Investor Default Amount for the related Monthly Period                            $     1,193,036.09
                                                                                                              ------------------


                   (b)  The Class A Investor Default Amount for the related Monthly Period                    $     1,043,906.57
                                                                                                              ------------------


                   (c)  The Class B Investor Default Amount for the related Monthly Period                    $        71,582.17
                                                                                                              ------------------


                   (d)  The Collateral Default Amount for the related Monthly Period                          $        77,547.35
                                                                                                              ------------------

                5  Investor Charge-Offs

                   (a)  The aggregate amount of Class A Investor Charge-Offs for the related
                        Monthly Period                                                                        $             0.00
                                                                                                              ------------------

                   (b)  The aggregate amount of Class A Investor Charge-Offs set forth in 5(a) above
                        per $1,000 of original certificate principal amount                                   $             0.00
                                                                                                              ------------------

                   (c)  The aggregate amount of Class B Investor Charge-Offs for the related
                        Monthly Period                                                                        $             0.00
                                                                                                              ------------------

                   (d)  The aggregate amount of Class B Investor Charge-Offs set forth in 5(c) above
                        per $1,000 of original certificate principal amount                                   $             0.00
                                                                                                              ------------------

                   (e)  The aggregate amount of Collateral Charge-Offs for the related
                        Monthly Period                                                                        $             0.00
                                                                                                              ------------------

                   (f)  The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                        $1,000 of original certificate principal amount                                       $             0.00
                                                                                                              ------------------

                   (g)  The aggregate amount of Class A Investor Charge-Offs reimbursed on
                        the Transfer Date immediately preceding this Distribution Date                        $             0.00
                                                                                                              ------------------

                   (h)  The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
                        above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date
                                                                                                              $             0.00
                                                                                                              ------------------

                   (i)  The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                        Transfer Date immediately preceding this Distribution Date                            $             0.00
                                                                                                              ------------------

                   (j)  The aggregate amount of Class B Investor Charge-Offs set forth in
                        5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date
                                                                                                              $             0.00
                                                                                                              ------------------

                   (k)  The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer
                        Date immediately preceding this Distribution Date                                     $             0.00
                                                                                                              ------------------

                   (l)  The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer
                        Date immediately preceding Distribution Date
                                                                                                              $             0.00
                                                                                                              ------------------

                                  February 2003

                6  Investor Servicing Fee

                   (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                         $       309,895.84
                                                                                                               ------------------

                   (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                         $        21,250.00
                                                                                                               ------------------

                   (c)  The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                        for the related Monthly Period                                                         $        23,020.83
                                                                                                               ------------------

                   (d)  The amount of Servicer Interchange payable by the Trust to the Servicer
                        for the related Monthly Period                                                         $       354,166.67
                                                                                                               ------------------

                7  Reallocations

                   (a)  The amount of Reallocated Collateral Principal Collections with respect
                        to this Distribution Date                                                              $             0.00
                                                                                                               ------------------

                   (b)  The amount of Reallocated Class B Principal Collections with respect to
                        this Distribution Date                                                                 $             0.00
                                                                                                               ------------------

                   (c)  The Collateral Invested Amount as of the close of business on this Distribution
                        Date                                                                                   $    27,625,000.00
                                                                                                               ------------------

                   (d)  The Collateral Adjusted Invested Amount as of the close of business on this
                        Distribution Date                                                                     $    27,625,000.00
                                                                                                               ------------------

                   (e)  The Class B Invested Amount as of the close of business on this Distribution
                        Date                                                                                   $    25,500,000.00
                                                                                                               ------------------

                   (f)  The Class B Adjusted Invested Amount as of the close of business on this
                        Distribution Date                                                                      $    25,500,000.00
                                                                                                               ------------------

                   (g)  The Class A Invested Amount as of the close of business  on this Distribution
                        Date                                                                                   $   371,875,000.00
                                                                                                               ------------------

                   (h)  The Class A Adjusted Invested Amount as of the close of business on this
                        Distribution Date                                                                      $   371,875,000.00
                                                                                                               ------------------


                8  Collection of Finance Charge Receivables

                   (a)  The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period which were allocated
                        in respect of the Class A Certificates                                                 $     4,011,548.25
                                                                                                               ------------------

                   (b)  The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period which were allocated
                        in respect of the Class B Certificates                                                 $       275,077.59
                                                                                                               ------------------

                   (c)  The aggregate amount of Collections of Finance Charge Receivables and Annual
                        Membership Fees processed during the related Monthly Period which were allocated
                        in respect of the Collateral Interest                                                  $       298,000.73
                                                                                                               ------------------

                9  Principal Funding Account

                   (a)  The principal amount on deposit in the Principal Funding Account
                        on the related Transfer Date                                                           $             0.00
                                                                                                               ------------------


                   (b)  The Accumulation Shortfall with respect to the related Monthly Period                  $             0.00
                                                                                                               ------------------

                   (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge
                        Account on the related Transfer Date to be treated as Class A Available Funds          $             0.00
                                                                                                               ------------------

                   (d)  The Principal Funding Investment Proceeds deposited in the Finance Charge
                        Account on the related Transfer date to be treated as Class B Available Funds          $             0.00
                                                                                                               ------------------

                                  February 2003

               10  Reserve Account

                   (a)  The Reserve Draw Amount on the related Transfer Date                                      $             0.00
                                                                                                                  ------------------

                   (b)  The amount of the Reserve Draw Amount deposited in the Collection
                        Account on the related Transfer Date to be treated as Class A Available Funds             $             0.00
                                                                                                                  ------------------

                   (c)  The amount of the Reserve Draw Account deposited in the Collection
                        Account on the related Transfer Date to be treated as Class B Available Funds             $             0.00
                                                                                                                  ------------------

                   (d)  The amount of any Reserve Account Surplus                                                 $             0.00
                                                                                                                  ------------------

               11  Available Funds

                   (a)  The amount of Class A Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                      $       412,432.62
                                                                                                                  ------------------

                   (b)  The amount of Class B Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                      $        35,166.09
                                                                                                                  ------------------

                   (c)  The amount of Collateral Available Funds on deposit in the Collection
                        Account on the related Transfer Date                                                      $        48,455.98
                                                                                                                  ------------------

                   (d)  Available Principal Collections on deposit in the Collection Account
                        on the related Transfer Date                                                              $             0.00
                                                                                                                  ------------------

               12  Excess Spread and Excess Finance Charge Collections

                   (a)  Excess Finance Charge Collection                                                          $             0.00
                                                                                                                  ------------------

                   (b)  Class A Available Funds
                             minus Class A Monthly Interest
                             minus Class A Servicing Fee
                             minus Class A Defaulted Amount                                                       $     2,245,313.22
                                                                                                                  ------------------

                        Class B Available Funds
                             minus Class B Monthly Interest
                             minus Class B Servicing Fee
                             minus Class B Defaulted Amount                                                       $       147,079.34
                                                                                                                  ------------------


                        Collateral Available Funds                                                                $       298,000.73
                                                                                                                  ------------------

                   (c)  Excess Spread applied to the Class A Required Amount f0or the Monthly Period              $             0.00
                                                                                                                  ------------------

                   (d)  Excess Spread applied to the Class A Investor Charge-Offs for the related Monthly
                        Period                                                                                    $             0.00
                                                                                                                  ------------------

                   (e)  Excess Spread applied to the Class B Required Amount for the related Monthly Period       $             0.00
                                                                                                                  ------------------

                   (f)  Excess Spread applied to the Class B Default Amount for the related Monthly Period        $             0.00
                                                                                                                  ------------------

                   (g)  Excess Spread applied to the Class B Invested Amount for the related Monthly Period       $             0.00
                                                                                                                  ------------------

                                  February 2003

                   (h)  Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                        Monthly Period and for any past due Collateral Minimum Monthly Interest                 $       48,455.98
                                                                                                                -----------------

                   (i)  Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                        for the related Monthly Period or for any past due Collateral Servicing Fees            $       23,020.83
                                                                                                                -----------------


                   (j)  Excess Spread applied to the Collateral Default Amount as Available Principal
                        Collections for the related Monthly Period                                              $       77,547.35
                                                                                                                -----------------


                   (k)  Excess Spread applied to the Collateral Invested Amount for the related
                        Monthly Period                                                                          $            0.00
                                                                                                                -----------------

                   (l)  Excess Spread applied to the Reserve Account for the related Monthly Period             $            0.00
                                                                                                                -----------------

               13  Finance Charge Shortfall

                   (a)  Finance Charge Shortfall for Series 2002-1                                              $            0.00
                                                                                                                -----------------

                   (b)  Total Finance Charge Shortfall for all series in Group One                              $            0.00
                                                                                                                -----------------

               14  Base Rate

                   (a)  The Base Rate for the related Monthly Period                                                         2.56%
                                                                                                                -----------------

               15  Portfolio Yield

                   (a)  The Portfolio Yield for the related Monthly Period                                                  10.40%
                                                                                                                -----------------

                   (b) The Portfolio Adjusted Yield for the related Monthly Period                                            N/A
                                                                                                                -----------------

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of March, 2003.

                          NATIONAL CITY BANK,
                          as Seller and Servicer

                     By:          /s/ Thomas A. Chandler
                                  ---------------------------
                           Name:  Thomas A. Chandler
                           Title: Senior Vice President - Credit Card Finance

                                  February 2003